UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 20, 2016

Date of Report (Date of earliest event reported)

QUALITY CARE PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-37805	81-2898967
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

1920 Main Street, Suite 1200

Irvine, CA 92614

(Address of principal executive offices) (Zip Code)

(949) 407-0700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

In connection with HCP, Inc.’s previously announced spin-off (the “Spin-Off”) of Quality Care Properties, Inc. (“QCP”), QCP has prepared a presentation that will be used by management in meetings with certain institutional investors.

On October 20, 2016, QCP issued a press release announcing conference calls to discuss the presentation.

A copy of the investor presentation is filed with this Current Report on Form 8-K as Exhibit 99.1, and is incorporated herein by reference. A copy of the press release is filed with this Current Report on Form 8-K as Exhibit 99.2, and is incorporated herein by reference.

Cautionary Statement Regarding Forward Looking Statements

Statements in this Current Report on Form 8-K regarding the Spin-Off, including the expected distribution date and other transaction dates, the future performance of QCP, its tenants and all other statements that are not historical factual statements, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  HCP, Inc. and QCP may not complete the Spin-Off, and there are a number of risks and uncertainties that could cause actual results of QCP to differ materially from the forward-looking statements made or implied herein.  You should not place undue reliance on any such forward-looking statements.  These forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties, assumptions and other factors — many of which are out of QCP’s control and difficult to forecast — that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements.  These risks and uncertainties include, among other things, the risks and uncertainties described under the heading “Risk Factors” in QCP’s registration statement on Form 10 and any amendments thereto and other risks and uncertainties described from time to time in QCP’s filings with the Securities and Exchange Commission.  Any forward-looking statements speak only as of the date on which such statements are first made.  QCP assumes no, and hereby disclaims any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments or otherwise, except as otherwise required by law.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Investor presentation to be used in meetings with certain institutional investors.

99.2	Press Release, dated October 20, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2016

Quality Care Properties, Inc.

	By:	/s/ C. Marc Richards
		Name:	C. Marc Richards
		Title:	Chief Financial Officer

EXHIBIT INDEX

No.	Description

99.1	Investor presentation to be used in meetings with certain institutional investors.

99.2	Press Release, dated October 20, 2016.